                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 16, 2004
                                                         -----------------

                                LYNCH CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

Indiana                               1-106                  38-1799862

(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)           Identification No.)

140 Greenwich Avenue, Greenwich, Connecticut                 06830

(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 203-622-1150
                                                            ------------

         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE  IN  FISCAL
           YEAR.
           ---------------------------------------------------------------------

     On December 16, 2004,  the Board of  Directors  of the  Registrant  adopted amended and  restated  by-laws in the form  annexed as Exhibit  3.1 hereto.  The following  is a summary of  substantive  changes  effected  by the  amended  and restated by-laws:

ARTICLE 1.  MEETINGS OF SHAREHOLDERS.

VOTING.
A sentence was added to this section permitting a beneficial owner,  rather than the record owner of such shares,  to vote such shares upon  compliance  with the
Indiana Business Corporation Law (the "IBCL").

CHAIRMAN AND SECRETARY AT MEETING.
The  Chairman of the Board,  or in his absence the  President,  is to preside as chairman at meetings of shareholders.  The Secretary, or in his absence a person designated by the Chairman, is to serve as secretary at such meetings.

REMOVAL OF DIRECTORS.

Former  Section 9. REMOVAL OF  DIRECTORS  was deleted,  as its  provisions  were inconsistent with applicable provisions of the IBCL .

ELECTRONIC COMMUNICATIONS.
A provision was added  permitting a meeting of shareholders by conference  among shareholders by electronic communication as permitted by the IBCL.

ARTICLE II.  DIRECTORS.

NUMBER AND TERMS.
The provisions regarding vacancies occurring in the Board of Directors have been deleted with the effect that the applicable provisions of the IBCL shall govern.

ARTICLE III.  OFFICERS.

TERM.
The  provision  relating to an  officer's  term of office was amended to provide that he shall hold office until his successor is elected and qualifies,  or such officer's death, resignation, disqualification or removal.

CHIEF EXECUTIVE OFFICER.
The President is designated the Chief Executive Officer.

TREASURER.

The Treasurer's functions include those formerly associated with the Controller.

ARTICLE VI.  MISCELLANEOUS.

SEVERABILITY.
Any  provision  of the By-laws  that is construed to be in violation of the IBCL shall not render invalid any other provision thereof.

ITEM 8.01.  OTHER EVENTS.
            ------------

     As previously  reported by the  Registrant,  it and its  subsidiary,  Lynch
Systems,  Inc. are  defendants in an action in the Superior  Court of Maine (the
"Court") brought by PACE Local 1-1069 on behalf of employees  formerly  employed at a Maine  facility.  On December  1, 2004,  the Court  issued a revised  order correcting to $656,021 the  calculation of damages to be awarded such employees.
The Registrant and Lynch  Systems,  Inc. have appealed the Court's  judgment and the appeal is pending. The Registrant intends to increase the accounting reserve related to this  action by  approximately  $250,000.  Should the  Registrant  be unsuccessful in its appeal and should the judgment not be otherwise compromised, the  Registrant  would be  required  to pay the amount  thereof,  together  with interest. The plaintiff has also asked the Court to order the payment of certain costs  related to the  judgment.  The  Registrant  denies that the  plaintiff is entitled to such costs.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

       The following exhibit is filed herewith:

       EXHIBIT NO.      DESCRIPTION OF EXHIBITS
       -----------      -----------------------

       3.1              By-laws of Lynch Corporation, as amended and restated as
                        of December 16, 2004

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                LYNCH CORPORATION

                                By: /s/ John C. Ferrara
                                   ---------------------------------------------
                                   John C. Ferrara
                                   President and Chief Executive Officer

December 22, 2004

                                                                     EXHIBIT 3.1

                                     BY-LAWS

                                       of

                                LYNCH CORPORATION

               (As amended and restated through December 16, 2004)

                                    ARTICLE I

                            Meetings of Shareholders

     SECTION 1. ANNUAL  MEETINGS.  Annual  meetings of the  shareholders  of the
Corporation  shall be held on the first  Thursday  of May of each year,  at such hour and at such  place  within  or  without  the State of  Indiana  as shall be designated by the Board of Directors. In the absence of designation, the meeting shall be held at the principal  office of the  Corporation  at 4:00 p.m.  (local time).  The Board of Directors  may, by  resolution,  change the date or time of such annual  meeting.  If the day fixed for any annual  meeting of  shareholders shall fall on a legal  holiday,  then such annual  meeting  shall be held on the first following day that is not a legal holiday.

     SECTION 2. SPECIAL  MEETINGS.  Special  meetings of the shareholders of the
Corporation may be called at any time by the Board of Directors, the Chairman of the Board or the  President and shall be called by the Board of Directors if the
Secretary  receives  written,  dated and signed  demands for a special  meeting, describing  in  reasonable  detail the purpose or purposes for which it is to be held, from the holders of shares representing at least twenty-five percent (25%)
of all votes  entitled to be cast on any issue  proposed to be considered at the proposed  special  meeting.  If the  Secretary  receives  one (1) or more proper written  demands for a special meeting of  shareholders,  the Board of Directors may set a record date for determining shareholders entitled to make such demand.
The Board of Directors,  the Chairman of the Board or the President, as the case may be, calling a special meeting of  shareholders  shall set the date, time and place of such meeting, which may be held within or without the State of Indiana.

     SECTION 3. NOTICES.  A written notice,  stating the date, time and place of any  meeting  of the  shareholders,  and in the case of a  special  meeting  the purpose or purposes  for which such  meeting is called,  shall be  delivered  or mailed by the Secretary of the Corporation to each  shareholder of record of the
Corporation  entitled to notice of or to vote at such  meeting no fewer than ten
(10) nor more than sixty (60) days before the date of the meeting.  In the event of a special  meeting of  shareholders  required to be called as the result of a demand therefor made by  shareholders,  such notice shall be given no later than the sixtieth (60th) day after the Corporation's  receipt of the demand requiring the meeting to be called. Notice of shareholders'  meetings, if mailed, shall be mailed,  postage prepaid, to each shareholder at his or her address shown in the
Corporation's current record of shareholders.

     A shareholder or the shareholder's  proxy may at any time waive notice of a meeting if the waiver is in writing  and is  delivered  to the  Corporation  for
inclusion  in  the  minutes  or  filing  with  the  Corporation's   records.   A

                                                                     EXHIBIT 3.1

shareholder's attendance at a meeting, whether in person or by proxy, (a) waives objection  to lack of notice or  defective  notice of the  meeting,  unless  the shareholder or the  shareholder's  proxy at the beginning of the meeting objects to holding the meeting or  transacting  business at the meeting,  and (b) waives objection to  consideration  of a  particular  matter at the meeting that is not within the  purpose or purposes  described  in the  meeting  notice,  unless the shareholder or the shareholder's proxy objects to considering the matter when it is  presented.  Each  shareholder  who has in the manner above  provided  waived notice or objection to notice of a  shareholders'  meeting shall be conclusively presumed to have been given due notice of such meeting, including the purpose or purposes thereof.

     If an annual or special  shareholders'  meeting is adjourned to a different date, time or place,  notice need not be given of the new date, time or place if the new date,  time or place is  announced  at the meeting  before  adjournment, unless a new record date is or must be established for the adjourned meeting.

     SECTION  4.  VOTING.  Except as  otherwise  provided  by the  Corporation's
Restated Articles of Incorporation or the Indiana Business  Corporation Law (the
"IBCL"), each share of the capital stock of any class of the Corporation that is outstanding at the record date  established for any annual or special meeting of shareholders  and is outstanding at the time of and  represented in person or by proxy at .the  annual or  special  meeting,  shall  entitle  the  record  holder thereof, or the shareholder's  proxy, to one (1) vote on each matter voted on at the meeting. Upon compliance with the provisions of the IBCL, beneficial owners, rather than the actual shareholder, may vote the shares.

     SECTION  5.  QUORUM.   Unless  the   Corporation's   Restated  Articles  of
Incorporation or the IBCL provide  otherwise,  at all meetings of shareholders a majority of the votes entitled to be cast on a matter,  represented in person or by proxy,  constitutes a quorum for action on the matter. Action may be taken at a  shareholders'  meeting only on matters with respect to which a quorum exists;
provided,  however,  that any  meeting  of  shareholders,  including  annual and special meetings and any adjournments  thereof, may be adjourned to a later date although  less than a quorum is  present.  Once a share is  represented  for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any  adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

     SECTION  6.  CHAIRMAN  AND  SECRETARY  AT  MEETING.   At  each  meeting  of
shareholders  the  Chairman  of the  Board,  or in such  person's  absence,  the
President,  or in such person's absence, the person designated in writing by the
Chairman  of  the  Board,  or if no  person  is so  designated,  then  a  person designated by the Board of Directors,  shall preside as chairman of the meeting;
if no person is so  designated,  then the  meeting  shall  choose a chairman  by plurality vote. The Secretary,  or in such person's absence, a person designated by the chairman of the meeting, shall act as secretary of the meeting.

     SECTION 7. VOTE REQUIRED TO TAKE ACTION.  If a quorum exists as to a matter to be considered at a meeting of shareholders, action on such matter (other than the election of Directors)  is approved if the votes  properly cast favoring the
action  exceed  the  votes  properly  cast  opposing  the  action,   unless  the
Corporation's  Restated  Articles  of  Incorporation  or the IBCL Law  require a greater number of affirmative  votes.  Directors shall be elected by a plurality of the votes cast.

     SECTION 8. RECORD DATE.  Only such persons  shall be entitled to notice of, or to vote, in person or by proxy, at any shareholders'  meeting as shall appear as shareholders  upon the books of the Corporation as of such record date as the
Board of Directors shall determine,  which date may not be earlier than the date seventy (70) days  immediately  preceding  the  meeting.  In the absence of such determination,  the record  date shall be the  fiftieth  (50th) day  immediately preceding the date of such meeting.  Unless  otherwise  provided by the Board of
Directors,  shareholders  shall be determined as of the close of business on the record date.

     SECTION 9. PROXIES. At all meetings of shareholders, a shareholder may vote his or her shares  either in person or by proxy.  A  shareholder  may  appoint a proxy to vote or otherwise act for the  shareholder  (including  authorizing the proxy to receive, or to. waiver, notice of any shareholders' meetings within the effective  period  of  such  proxy)  by  signing  an  appointment  form,  either personally or by the shareholder's  attorney-in-fact.  Such proxy shall be filed with the Secretary  before or at the time of the meeting.  An  appointment  of a proxy is effective  when  received by the  Secretary  or other  officer or agent authorized to tabulate  votes and is effective for eleven (11) months,  unless a shorter or longer  period is expressly  provided in the  appointment  form.  The proxy's  authority may be limited to a particular  meeting or may be general and authorize the proxy to represent the  shareholder at any meeting of shareholders held within the time provided in the appointment  form.  Subject to the IBCL and to any express limitation on the proxy's authority  appearing on the face of the appointment  form,  the  Corporation  is entitled to accept the proxy's  vote or other action as that of the shareholder making the appointment.

     SECTION 10. ELECTRONIC COMMUNICATIONS. A meeting of the shareholders in the form of a conference among shareholders may be held by electronic  communication as permitted by the IBCL.

                                   ARTICLE II

                                    Directors

     SECTION 1.  NUMBER AND TERMS.  The  business  affairs  and  property of the
Corporation  shall be managed by the Board of Directors,  which shall consist of no less than five (5) nor more than  thirteen  (13).  Within  the  limits  above specified,  the number of directors  shall be  determined  by  resolution of the
Board  of  Directors.  Subject  to the  applicable  provisions,  if any,  of the
Restated Articles of Incorporation regarding the number of Directors, the number of Directors may be increased or decreased by an amendment of these By-laws, but no  decrease  in number  shall  have the  effect of  shortening  the term of any incumbent Director.

     Each Director shall be elected for a term of office to expire at the annual meeting of shareholders next following his election.

     Despite the expiration of a Director's term, the Director shall continue to serve until the  Director's  successor  is elected and  qualified,  or until the earlier of the Director's death,  resignation,  disqualification  or removal, or until there is a decrease in the number of Directors.

     The  Directors  and  each  of them  shall  have no  authority  to bind  the
Corporation except when acting as the Board of Directors or a committee thereof.

     SECTION 2. QUORUM AND VOTE REQUIRED TO TAKE ACTION. A majority of the whole
Board of Directors shall be necessary to constitute a quorum for the transaction of any business,  except the filling of vacancies. If a quorum is present when a vote is taken, the affirmative vote of a majority of the Directors present shall be the act of the Board of  Directors,  unless  the act of a  greater  number is required by the IBCL, the  Corporation's  Restated  Articles of Incorporation or
these By-Laws.

     SECTION 3. ANNUAL AND REGULAR MEETINGS.  The annual meeting of the Board of
Directors  for the purpose of  transacting  such  business as properly  may come before such meeting  shall meet (a) without  notice  immediately  following  the annual meeting of the shareholders or (b) as soon as practicable thereafter,  on notice to each Director.  Other regular  meetings of the Board of Directors,  in addition to said annual meeting,  shall be held on such dates, at such times and at such places as shall be fixed by resolution adopted by Board of Directors and specified in a notice of each such regular meeting, or otherwise communicated to the  Directors.  The Board of  Directors  may at any time alter the date for the next regular meeting of the Board of Directors.

     SECTION 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by any member of the Board of Directors upon not less than twenty-four
(24) hours'  notice  given to each  Director of the date,  time and place of the meeting,  which  notice  need not specify the purpose or purposes of the special meeting.  Such  notice  may be  communicated  in person  (either  in  writing or orally),  by  telephone,  telegraph,  teletype or other form of wire or wireless communication,  or by mail, and shall be effective at the earlier of the time of its  receipt  or, if  mailed,  five (5) days  after its  mailing.  Notice of any meeting  of the  Board may be waived  in  writing  at any time if the  waiver is signed by the  Director  entitled to the notice and is filed with the minutes or corporate  records.  A. Director's  attendance at or  participation in a meeting waives any required notice to the Director of the meeting,  unless, the Director at the  beginning  of the  meeting (or  promptly  upon the  Director's  arrival)
objects to holding:  the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

     SECTION 5. WRITTEN  CONSENTS.  Any action required or permitted to be taken at any meeting of the Board of Directors  may be taken  without a meeting if the action is taken by all  members of the Board of  Directors.  The action  must be evidenced  by one (1) or more  written  consents  describing  the action  taken, signed by each Director, and included in the minutes or filed with the corporate records  reflecting  the action  taken.  Action  taken  under this  Section 5 is effective when the last Director signs the consent, unless the consent specifies a different  prior or  subsequent  effective  date, in which cases the action is effective on or as of the specified  date. A consent signed under this Section 5 shall have the same effect as a unanimous  vote of all members of  the Board and may be described as such in any document.

     SECTION 6.  PARTICIPATION BY CONFERENCE  TELEPHONE.  The Board of Directors
may permit any or all Directors to participate  in a regular or special  meeting by, or  through  the use of,  any  means of  communication,  such as  conference telephone,  by which all Directors  participating may  simultaneously  hear each other during the meeting.  A Director  participating  in a meeting by such means shall be deemed to be present in person at the meeting.

     SECTION 7. COMMITTEES. a) The Board of Directors may create one (1) or more committees  and appoint  members of the Board of Directors to serve on them,  by resolution of the Board of Directors  adopted by a majority of all the Directors in office when the  resolution  is adopted.  Each  committee may have one (1) or more members,  and all the members of a committee shall serve at the pleasure of the Board of Directors.

To the extent  specified by the Board of Directors in the resolution  creating a committee,  each  committee  may exercise  all of the  authority of the Board of
Directors;  provided,  however, that a committee may not take any actions that a committee is not permitted to take by IBCL 23-1-34-6.

Except to the extent  inconsistent  with the  resolutions  creating a committee,
Sections 1 through 6 of  Article II of these  By-Laws,  which  govern  meetings, action  without  meetings,  notice  and  waiver of  notice,  quorum  and  voting requirements and telephone  participation in meetings of the Board of Directors, apply to each committee and its members as well.

                                   ARTICLE III

                                    Officers

     SECTION 1. PRINCIPAL  OFFICERS.  The principal  officers of the Corporation shall  be  the  President,  one or  more  Vice  Presidents,  a  Secretary  and a
Treasurer,  all of whom shall be elected by the Board of Directors. The Board of
Directors may in addition elect a Chairman of the Board who shall be chosen from among the Directors. Any two or more offices may be held by the same person.

     SECTION  2.  TERM.  Each of such  officers  shall  hold  office  until  his successor  is elected and  qualified,  or if,  earlier,  such  officer's  death, resignation,  disqualification  or removal.  Any officer elected or appointed by the Board of Directors may be removed,  with or without cause,  at any time by a majority vote of the Directors then in office.  Any vacancy that may occur among the officers of the Corporation may be filled by the Board of Directors.

     SECTION 3.  CHAIRMAN OF THE BOARD OF  DIRECTORS.  The Chairman of the Board
shall  preside at all meetings of  shareholders  and of the Board of  Directors, shall  counsel  and  advise  with the  Directors  and the  officers  on  matters affecting the welfare of the  Corporation,  and shall have such other powers and duties as may be assigned to the  Chairman of the Board from time to time by the
Board of Directors or the Executive Committee (if there be one).

     SECTION 4. PRESIDENT. The President shall be the chief executive officer of the Corporation and shall, in the absence of the Chairman of the Board,  preside at all meetings of  shareholders  or of the directors.  The President shall have such powers and perform  such  duties as may be assigned to the  President  from time to time by the Board of Directors or the Executive Committee.

     SECTION 5. VICE  PRESIDENT.  Each Vice President shall have such powers and perform such duties as may be assigned to such Vice  President from time to time by the Board of Directors, Executive Committee or President.

     SECTION  6.  SECRETARY.  The  Secretary  shall  record the votes at and the minutes of all meetings of the shareholders and of the directors and shall cause all notices of such meetings to be given in accordance  with these By-Laws or as required by law. The Secretary shall have custody of the seal of the Corporation and shall affix it to any instrument  and attest the same.  The Secretary  shall perform  such  other  duties  incident  to the  Secretary's  office or as may be assigned to the  Secretary  by the Board of  Directors,  Executive  Committee or
President.

     SECTION  7.  TREASURER.  The  Treasurer  shall  have  charge of the  funds, security and other valuable documents of the Corporation and of the receipts and disbursements  thereof.  The Treasurer shall deposit or cause to be deposited in the name and to the credit of the  Corporation  all funds of the  Corporation in such banks or other  depositories as may be designated by the Board of Directors or the Executive  Committee and in general shall perform all the duties incident to the office of a treasurer  of a  corporation  and such other duties as may be assigned to the Treasurer from time to time by the Board of Directors, Executive
Committee  or  the  President.  The  Treasurer  shall  render  to the  Board  of
Directors,  Executive Committee or the President,  when so requested, an account of all the Treasurer's  transactions as Treasurer. The Treasurer shall keep full and accurate books of account and, if required, the Treasurer shall furnish bond for the faithful  performance of the Treasurer's  duties in such amount and with such surety as shall be approved by the Board of Directors,  Executive Committee or President.

     The Treasurer shall maintain  adequate  records of all assets,  liabilities and  transactions  of the  Corporation,  see that  adequate  audits  thereof are currently  and  regularly  made,  and, in  conjunction  with other  officers and department  heads,  initiate  and enforce  measures and  procedures  whereby the business  of the  Corporation  shall  be  conducted  with  the  maximum  safety, efficiency and economy.

     SECTION 8. SUBORDINATE OFFICERS.  The Board of Directors may appoint one or more Assistant Vice Presidents,  one or more Assistant Secretaries,  one or more
Assistant  Treasurers,  a Controller  and such other  officers and agents as the
Board of  Directors  may deem  advisable.  Each such officer or agent shall hold office at the pleasure of the Board of Directors  and shall have such  authority and  perform  such  duties  as the  Board of  Directors  may  from  time to time determine.  The Board of  Directors  may delegate to any  principal  officer the power to  appoint  and to remove  any such  subordinate  officer or agent and to define his duties.

     SECTION 9.  DELEGATION OF DUTIES.  If any officer is temporarily  absent or disabled the Board of Directors  may delegate the duty or duties of such officer to any other  officer or any Director,  for the time being,  except as otherwise provided by law.

     SECTION 10.  COMPENSATION.  The Board of Directors  shall have the power to fix the compensation of all the elective officers.  The President shall have the power to fix the compensation of all other officers, agents and employees.

                                   ARTICLE IV

                                      Stock

     SECTION 1. EXECUTION.  Certificates  for shares of the capital stock of the
Corporation shall be signed by the Chairman of the Board,  President,  or a Vice
President and by the Secretary or any Assistant  Secretary  and, the seal of the
Corporation (or a facsimile thereof), if any, may be thereto affixed.  Where any such certificate is also signed by a transfer agent or a registrar, or both, the signatures of the officers of the Corporation may be facsimiles. The Corporation may issue and deliver any such certificate notwithstanding that any such officer who shall have signed,  or whose  facsimile  signature shall have been imprinted on, such certificate shall have ceased to be such officer.

     SECTION 2. CONTENTS.  Each certificate  shall state on its face the name of the Corporation and that it is organized under the laws of the State of Indiana, the name of the person to. whom it is issued, and the number and class of shares and the designation of the series, if any, the certificate represents.

     SECTION 3. TRANSFERS.  Except as otherwise provided by law or by resolution of the Board of  Directors,  transfers  of shares  of the  capital  stock of the
Corporation  shall be made only on the books of the  Corporation  by the  holder thereof  in person  or by duly  authorized  attorney,  on  payment  of all taxes thereon and surrender for  cancellation of the  certificate or certificates  for such shares (except as hereinafter provided in the case of loss,  destruction or
mutilation  of  certificates)   properly  endorsed  by  the  holder  thereof  or
accompanied  by the proper  evidence of  succession,  assignment or authority to transfer, and delivered to the Secretary or an Assistant Secretary.

     SECTION 4. STOCK  TRANSFER  RECORDS.  There shall be entered upon the stock records of the Corporation the number of each certificate  issued,  the name and address of the registered holder of such certificate, the number, kind and class of shares represented by such certificate, the date of issue, whether the shares
are  originally   issued  or  transferred,   the  registered  holder  from  whom
transferred  and such other  information as is commonly  required to be shown by such  records.  The  stock  records  of the  Corporation  shall  be  kept at its principal office, unless the Corporation appoints a transfer agent or registrar, in which case the Corporation  shall keep at its principal office a complete and accurate  shareholders'  list giving the names and addresses of all shareholders and the  number  and  class of  shares  held by  each.  If a  transfer  agent is appointed by the  Corporation,  shareholders  shall give  written  notice of any changes in their addresses from time to time to the transfer agent.

     SECTION 5.  TRANSFER  AGENTS AND  REGISTRARS.  The Board of  Directors  may
appoint one or more transfer  agents and one or more  registrars and may require each stock certificate to bear the signature of either or both.

     SECTION 6. LOSS,  DESTRUCTION OR MUTILATION OF CERTIFICATES.  The holder of any of the  capital  stock  of the  Corporation  shall  immediately  notify  the
Corporation of any loss,  destruction or mutilation of the certificate therefor, and the Board of  Directors  may, in its  discretion,  cause to be issued to the stockholder a new certificate or  certificates  of stock,  upon the surrender of the  mutilated  certificate,  or,  in the  case  of loss  or  destruction,  upon satisfactory  proof of such loss or destruction.  The Board of Directors may, in its discretion,  require the holder of the lost or destroyed  certificate or the holder's legal  representative to give the Corporation a bond in such sum and in such form,  and with such surety or sureties as it may direct,  to indemnify the
Corporation,  its transfer agents and registrars, if any, against any claim that may be made  against  them or any of them  with  respect  to the  capital  stock represented  by the  certificate  or  certificates  alleged to have been lost or destroyed, but the Board of Directors may, in its discretion,  refuse to issue a new  certificate  or  certificates,  save  upon  the  order  of a  court  having jurisdiction in such matters.

     SECTION 7. FORM OF CERTIFICATES. The form of the certificates for shares of the  capital  stock of the  Corporation  shall  conform to the  requirements  of
Section 2 of this  Article IV and be in such  printed form as shall from time to time be approved by resolution of the Board of Directors.

                                    ARTICLE V

                                      Seal

     The corporate seal of the Corporation  shall, if the Corporation  elects to have  one,  be in the  form of a disc,  with  the  name of the  Corporation  and
"INDIANA" on the periphery thereof and the word "SEAL" in the center.

                                   ARTICLE VI

                                  Miscellaneous

     SECTION 1. INDIANA BUSINESS CORPORATION LAW. The provisions of the IBCL, as amended, applicable to all matters relevant to, but not specifically covered by, these By-Laws are hereby, by reference, incorporated in and made a part of these
By-Laws.

     SECTION 2. FISCAL YEAR. The Board of Directors shall have the power to fix, and from time to time change, the fiscal year of the Corporation. In the absence of any such determination, the fiscal year shall be the calendar year.

     SECTION 3. REDEMPTION OF SHARES ACQUIRED IN CONTROL SHARE ACQUISITIONS.  If
and whenever the provisions of IBCL 23-1-42 apply to the Corporation, any or all control  shares  acquired  in a control  share  acquisition  shall be subject to redemption by the Corporation, if either:

no acquiring  person  statement has been filed with the Corporation with respect to such control share acquisition in accordance with IBCL 23-1-42-6, or the control  shares are not  accorded  full voting  rights by the  Corporation's shareholders as provided in IBCL 23-1-42-9.

     A redemption pursuant to Section 3(a) of this Article VI may be made at any time  during the period  ending  sixty (60) days after the last  acquisition  of control shares by the acquiring person. A redemption pursuant to Section 3(b) of this  Article VI may be made at any time during the period  ending two (2) years after the shareholder vote with respect to the granting of voting rights to such control shares.  Any redemption  pursuant to this Section 3 shall be made at the fair  value of the  control  shares and  pursuant  to such  procedures  for such redemption  as may be set forth in these By-Laws or adopted by resolution of the
Board of Directors.

     As used in this  Section  3, the terms  "control  shares",  "control  share acquisition", "acquiring person statement" and "acquiring person" shall have the meanings ascribed to such terms in IBCL 23-1-42.

     SECTION 4. AMENDMENTS.  These By-Laws may be rescinded, changed or amended, and provisions hereof may be waived, at any meeting of the Board of Directors by the  affirmative  vote of a majority of the entire  number of  Directors  at the time,  except as otherwise  required by the  Corporation's  Restated Articles of
Incorporation or by the IBCL.

     SECTION 5. SEVERABILITY.  Any provision of these By-laws,  or any amendment or alteration  thereof,  that has been  construed to be in violation of the IBCL and any  amendment  or  replacement  thereto,  shall not in any way  render  the remaining provisions invalid.